Unit-Based Compensation	12 Months Ended
Dec. 31, 2013
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
Unit-Based Compensation
16.	Unit-Based Compensation

In March 2013, 7,362 common units, with an aggregate value of $0.3 million, were granted to the non-management directors of our general partner as part of their annual compensation for 2013. These common units were fully vested upon grant. During 2012 and 2011, the Partnership awarded 1,263 and 1,267 common units, respectively, as compensation to each of the four non-employee directors. The awards were fully vested in March 2012 and May 2011, respectively. The compensation to the non-employee directors is included in general and administrative expenses on the consolidated statements of income and comprehensive income.

The Partnership grants restricted unit awards as incentive-based compensation under the Teekay LNG Partners L.P. 2005 Long-Term Incentive Plan to certain of the Partnership’s employees and to certain employees of Teekay Corporation’s subsidiaries that provide services to the Partnership. The Partnership measures the cost of such awards using the grant date fair value of the award and recognizes that cost, net of estimated forfeitures, over the requisite service period. The requisite service period consists of the period from the grant date of the award to the earlier of the date of vesting or the date the recipient becomes eligible for retirement. For unit-based compensation awards subject to graded vesting, the Partnership calculates the value for the award as if it was one single award with one expected life and amortizes the calculated expense for the entire award on a straight-line basis over the requisite service period. The compensation cost of the Partnership‘s unit-based compensation awards are reflected in general and administrative in the Partnership’s consolidated statements of income and comprehensive income.

During March 2013, the Partnership granted 36,878 restricted units with a grant date fair value of $1.5 million to certain of the Partnership’s employees and to certain employees of Teekay Corporation’s subsidiaries, based on the Partnership’s closing unit price on the grant date. Each restricted unit is equal in value to one unit of the Partnership’s common units plus reinvested distributions from the grant date to the vesting date. The restricted units vest equally over three years from the grant date. Any portion of a restricted unit award that is not vested on the date of a recipient’s termination of service is cancelled, unless their termination arises as a result of the recipient’s retirement and in this case the restricted unit award will continue to vest in accordance with the vesting schedule. Upon vesting, the value of the restricted unit awards is paid to each recipient in the form of units. During the year ended December 31, 2013, the Partnership recorded an expense of $1.0 million, (2012 and 2011 – nil) related to the restricted units.